UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2014

PURPLEREAL.COM CORP.
(Exact name of small business issuer as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

333-194307	46-4036837
(Commission File Number)	(IRS Employer Identification No.)

6371 Business Blvd, Suite 200, Sarasota, Florida  34240

(Address of principal executive offices and zip code)

(727) 415-4121

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Purplereal.com is pleased to announce that it has begun to populate its website with merchandise to begin a beta test of the website operations.  The company will continue to gather more merchandise for sale as the beta test continues.  The company estimates that it will test for approximately ninety (90) days to insure that the payment processing and shipping work smoothly.  Our website is www.purplereal.com.

For further information you may contact the Company at 1-727-415-4121.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLEREAL.COM CORP.
Dated: August 7, 2014	By:	/s/ Diane J. Harrison
Name: Diane J. Harrison Title: President